UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2021

LINKBANCORP, INC.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	021-379147	82-5130531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3045 Market Street

Camp Hill, PA 17011

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 569-2265

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 13, 2021, LINKBANCORP, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders (i) adopted the Agreement and Plan of Merger, dated as of December 10, 2020, among the Company, LINKBANK, GNB Financial Services, Inc. and The Gratz Bank (the “Merger Agreement”), (ii) elected eight directors to the Company’s board of directors (the “Board”) for a one-year term and (iii) ratified the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Shareholder action on a proposal to adjourn the Annual Meeting, if necessary, to permit further solicitation of proxies if there were insufficient votes at the time of the Annual Meeting, or at any adjournment or postponement of that meeting, to approve the merger proposal, was not required and no vote was taken on that proposal. The proposals are described in detail in the Company’s joint proxy statement/prospectus, which was filed with the Securities and Exchange Commission on August 12, 2021. The final voting results for the proposal is set forth below.

Proposal 1: Merger Agreement

At the Annual Meeting, the Company’s shareholders adopted the Merger Agreement. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,637,471	0	0	0

Proposal 3: Election of Directors

At the Annual Meeting, shareholders elected eight directors to the Board to serve for a one-year term. The table below sets forth the voting results for each director nominee:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jennifer Delaye	3,629,128	10	8,333	0
Anson Flake	3,601,138	28,000	8,333	0
George Parmer	3,620,705	100	16,666	0
Debra Pierson	3,616,695	110	20,666	0
Diane Poillon	3,604,028	25,110	8,333	0
William Pommerening	3,616,805	0	20,666	0
Andrew Samuel	3,629,138	0	8,333	0
Brent Smith	3,630,040	0	7,431	0

Proposal 4: Ratification of the Appointment of S.R. Snodgrass, P.C.. as the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s shareholders ratified the appointment of S.R. Snodgrass, P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,629,138	0	8,333	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LINKBANCORP, INC.

September 14, 2021
	By:	/s/ Carl D. Lundblad
Carl D. Lundblad
President